SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: High Yield Total Return Fund - Class A Shares
Fiscal period ending: 6/30/98
Inception date (if less than 10 years of performance): January 2,
1997


                          TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          NA        $1000

ERV  =    Ending Redeemable Value       $1073          NA
$1119

T    =    Average Annual Total Return        7.32%          NA
7.86%*

          *Life of fund, if less than 10 years


                              YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $272,711

Expenses                      $40,532

Reimbursement                 $(274)

Average shares                3,767,764

NAV                           $8.83
Sales Charge                  4.75%

POP                           $9.27

Yield at POP                  8.11%




Fund name: High Yield Total Return Fund - Class B Shares
Fiscal period ending: 6/30/98
Inception date (if less than 10 years of performance: January 2,
1997


                          TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          NA        $1000

ERV  =    Ending Redeemable Value       $1068          NA
$1122

T    =    Average Annual Total Return        6.78%     NA
8.01%*

          *Life of fund, if less than 10 years


                              YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $324,686

Expenses                      $72,472

Reimbursement                 $(323)

Average shares                4,540,395

NAV                           $8.73

Maximum Contingent Deferred
     Sales Charge             5.0%

Yield at NAV                  7.76%




Fund name: High Yield Total Return Fund - Class M Shares
Fiscal period ending: 6/30/98
Inception date (if less than 10 years of performance): January 2,
1997


                          TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          NA        $1000

ERV  =    Ending Redeemable Value       $1086          NA
$1131

T    =    Average Annual Total Return   8.64%          NA
8.62%*

          *Life of fund, if less than 10 years


                              YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $24,907

Expenses                      $4,276

Reimbursement                 $(25)

Average shares                345,707

NAV                           $8.74

Sales Charge                  3.25%

POP                           $9.03

Yield at POP                  8.06%